UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

THE ADVISORS’ INNER CIRCLE FUND III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MESIROW HIGH YIELD FUND

MESIROW SMALL COMPANY FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of the Mesirow High Yield Fund and the Mesirow Small Company Fund (formerly, Mesirow Small Company Sustainability Fund) (each a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”). The Meeting is scheduled for 11:00 a.m., Eastern Time, on May 19, 2025. If you are a shareholder of record of a Fund as of the close of business on March 7, 2025, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Mesirow Financial Investment Management, Inc. (“MFIM”) has served as the investment adviser to the Mesirow High Yield Fund since its inception on December 13, 2018, and Mesirow Institutional Investment Management, Inc. (“MIIM”) has served as the investment adviser to the Mesirow Small Company Fund since September 14, 2022. Previously, MFIM served as investment adviser to the Mesirow Small Company Fund between the Fund’s inception on December 19, 2018 and September 14, 2022. On December 19, 2024, MetLife, Inc. (“MetLife”), MFIM and MIIM, among other parties, entered into an Asset Purchase Agreement, as amended (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement and in consideration for the purchase price, MetLife, among other things, has acquired certain material assets of MFIM and MIIM (the “Transaction”). As part of the Transaction, the Funds’ portfolio managers have agreed to join MetLife’s institutional investment management business, MetLife Investment Management.

At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and MetLife Investment Management, LLC (“MetLife Investment Management”), which will become the Funds’ new investment adviser if approved by shareholders (the “Proposal”). Shareholders of each Fund will vote separately on the Proposal. The New Agreement has the same advisory fee as, and is substantially similar in all other terms to, the prior investment advisory agreements (the “Prior Agreements”) between the Trust, on behalf of the Mesirow High Yield Fund and Mesirow Small Company Fund, and MFIM and MIIM, respectively. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Board of Trustees of the Trust has terminated the Prior Agreements as a result of the Transaction, which closed on February 28, 2025.

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the enclosed proxy statement.

Your vote is important to us. Please take a few minutes to review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of your Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in your Fund. If you need additional information, please call shareholder services at 1-866-898-1688.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

MESIROW HIGH YIELD FUND

MESIROW SMALL COMPANY FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2025

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the Mesirow High Yield Fund and Mesirow Small Company Fund (formerly, Mesirow Small Company Sustainability Fund) (each a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on May 19, 2025, at 11:00 a.m., Eastern time.

At the Meeting, shareholders of record of each Fund as of the close of business on March 7, 2025 (the “Record Date”) will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and MetLife Investment Management, LLC (the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. Shareholders of each Fund will vote separately on the Proposal.

You are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Funds at the Record Date are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint

Special Meeting of Shareholders To Be Held on May 19, 2025.

The proxy statement is available at vote.proxyonline.com/mesirow/docs/2025mtg.pdf.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie
President

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Mesirow High Yield Fund and/or the Mesirow Small Company Fund (formerly, Mesirow Small Company Sustainability Fund) (each a “Fund” and together, the “Funds”), each a series of The Advisors’ Inner Circle Fund III (the “Trust”).

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new advisory agreement for the Fund?

A.	Mesirow Financial Investment Management, Inc. (“MFIM”) has served as the investment adviser to the Mesirow High Yield Fund since its inception on December 13, 2018, and Mesirow Institutional Investment Management, Inc. (“MIIM”) has served as the investment adviser to the Mesirow Small Company Fund since September 14, 2022. Previously, MFIM served as investment adviser to the Mesirow Small Company Fund between the Fund’s inception on December 19, 2018 and September 14, 2022.

On December 19, 2024, MetLife, Inc. (“MetLife”), MFIM and MIIM, among other parties, entered into an Asset Purchase Agreement, as amended (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement and in consideration for the purchase price, MetLife, among other things, has acquired certain material assets of MFIM and MIIM (the “Transaction”). As part of the Transaction, the Funds’ portfolio managers have agreed to join MetLife’s institutional investment management business, MetLife Investment Management.

At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and MetLife Investment Management, LLC (“MetLife Investment Management”) (the “Proposal”). Shareholders of each Fund will vote separately on the Proposal. The New Agreement has the same advisory fee as, and is substantially similar in all other terms to, the prior investment advisory agreements (the “Prior Agreements”) between the Trust, on behalf of the Mesirow High Yield Fund and Mesirow Small Company Fund, and MFIM and MIIM, respectively. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Prior Agreements have been terminated by the Board of Trustees of the Trust in connection with the closing of the Transaction on February 28, 2025 (the “Closing Date”). An interim advisory agreement between the Trust, on behalf of each Fund, and MetLife Investment Management (the “Interim Agreement”) became effective as of the Closing Date, allowing MetLife Investment Management to manage the Funds for a period of 150 days or until shareholders approve the New Agreement, whichever is shorter. The Interim Agreement is discussed in greater detail below.

Q.	How is the Transaction expected to affect me as a shareholder?

A.	No changes to the investment objective(s), principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers of your Fund are currently contemplated as a result of the Transaction. You will still own the same shares in the same Fund. If the New Agreement is approved, MetLife Investment Management will provide advisory services to your Fund on substantially similar terms, and at the same advisory fee rate, as MFIM and MIIM provided such services under the Prior Agreements.

Q.	How does the New Agreement differ from the Prior Agreements?

A.	The terms of the New Agreement are substantially similar to the terms of the Prior Agreements, except with respect to the date.

Q.	How do the Trustees suggest that I vote?

A.	After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement at a meeting held on February 21, 2025 (the “Board Meeting”), and recommend that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” in the enclosed proxy statement for more information.

Q.	What happens if the New Agreement is not approved?

A.	At the Board Meeting, the Board also approved the Interim Agreement, which became effective for each Fund on the Closing Date, allowing MetLife Investment Management to provide investment advisory services for each Fund for up to 150 days between termination of the Prior Agreements on the Closing Date and shareholder approval of the New Agreement. If the New Agreement is not approved by shareholders, MetLife Investment Management will continue to provide services to the Funds under the Interim Agreement until shareholders approve the New Agreement, or the Interim Agreement’s term expires or it is otherwise terminated, and the Board will consider what further action is in the best interests of the Funds and their shareholders, including resubmitting the New Agreement to shareholders for approval.

Q.	Will my vote make a difference?

A.	Yes. Every vote is important, and we encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations. The Funds have retained the proxy communications and solicitation advisory firm EQ Fund Solutions (“EQ”), 48 Wall Street, 22nd Floor, New York, NY 10005, to aid in the solicitation of proxies. The anticipated costs associated with the solicitation of proxies by EQ and related costs is approximately $31,180, which will be borne by MetLife Investment Management. Representatives of MetLife Investment Management may also solicit proxies.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call (866) 356-7814 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

2

MESIROW HIGH YIELD FUND

MESIROW SMALL COMPANY FUND

each a series of

THE ADVISORS’ INNER CIRCLE FUND III

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors’ Inner Circle Fund III (the “Trust”) for use at the Joint Special Meeting of Shareholders of the Mesirow High Yield Fund and Mesirow Small Company Fund (formerly, Mesirow Small Company Sustainability Fund) (each a “Fund” and together, the “Funds”) to be held on May 19, 2025 at 11:00 a.m., Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special joint meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Funds at the close of business on March 7, 2025 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about April 11, 2025.

The Trust currently offers two classes of shares of beneficial interest of each of the Funds (“Shares”): Institutional Shares and Investor Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

Mesirow High Yield Fund	Shares Issued and Outstanding
Institutional Shares	15,571,209
Investor Shares	3,856,760

Mesirow Small Company Fund	Shares Issued and Outstanding
Institutional Shares	764,989
Investor Shares	107,518

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

PROPOSAL – APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Transaction Background

Mesirow Financial Investment Management, Inc. (“MFIM”) has served as the investment adviser to the Mesirow High Yield Fund since its inception on December 13, 2018, and Mesirow Institutional Investment Management, Inc. (“MIIM”) has served as the investment adviser to the Mesirow Small Company Fund since September 14, 2022. Previously, MFIM served as investment adviser to the Mesirow Small Company Fund between the Fund’s inception on December 19, 2018 and September 14, 2022.

On December 19, 2024, MetLife, Inc. (“MetLife”), MFIM and MIIM, among other parties, entered into an Asset Purchase Agreement, as amended (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement and in consideration for the purchase price, MetLife, among other things, has acquired certain material assets and assumed certain limited liabilities of MFIM and MIIM (the “Transaction”). As part of the Transaction, the Funds’ portfolio managers have agreed to join MetLife’s institutional investment management business, MetLife Investment Management.

MetLife Investment Management, LLC (“MetLife Investment Management”) is the institutional asset management business of MetLife and offers global public fixed income, private capital and real estate investment solutions tailored to institutional investors worldwide. MetLife Investment Management’s clients include public and private pension plans, insurance companies, endowments, funds and other institutional clients. As of December 31, 2024, MetLife’s institutional investment management business, MetLife Investment Management, had assets under management of $596.9 billion.

MetLife Investment Management has agreed to become the Funds’ new investment adviser, subject to shareholder approval. The Transaction closed on February 28, 2025.

MetLife Investment Management believes the Transaction will benefit shareholders of the Funds (“Shareholders”) in the following respects, among others:

•	Each Fund’s portfolio managers will continue to focus on managing the Funds’ assets pursuant to the same investment strategies, policies and objectives and have become a part of MetLife Investment Management’s existing investment capabilities where they will be able to also leverage MetLife Investment Management’s scaled operating platform and resources.

•	MetLife Investment Management shares the portfolio manager’s focus on in-depth fundamental research, investment performance and risk management, and therefore, the Transaction will not result in changes to the investment processes for the Funds.

•	MetLife Investment Management will serve as the investment adviser to the Funds. The addition of the Funds to MetLife Investment Management’s mutual fund family is part of MetLife Investment Management’s long-term vision to expand its product platform to evolve into a solutions oriented asset manager. If successful, growth of MetLife Investment Management’s product offerings, including the Funds, may eventually result in cost reductions to Shareholders from the increased scale and efficiencies from a larger investor base in the Funds and commonality among service providers.

•	The Mesirow High Yield Fund and Mesirow Small Company Fund are expected to be renamed with the MetLife name and will become part of MetLife Investment Management’s existing mutual fund offerings.

As part of the Transaction, the Board of Trustees of the Trust terminated the advisory agreements between the Trust, on behalf of the Mesirow High Yield Fund and Mesirow Small Company Fund, and MFIM and MIIM, respectively (the “Prior Agreements”). As a result, Shareholders of the Funds are being asked to approve a new advisory agreement (the “New Agreement”) between the Trust, on behalf of the Funds, and MetLife Investment Management (the “Proposal”). Shareholders are not being asked to approve the Transaction.

As discussed in greater detail below, at a meeting held on February 21, 2025 (the “Board Meeting”), the Board approved the New Agreement, to become effective upon Shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Funds’ Shareholders. At the Board Meeting, the Board also approved an interim advisory agreement (the “Interim Agreement”) between the Trust and MetLife Investment Management, which became effective for the Funds as of the Closing Date, under which MetLife Investment Management may provide investment advisory services for the Funds for up to 150 days between termination of the Prior Agreements and shareholder approval of the New Agreement.

The Transaction will not result in any changes to the organization or structure of the Funds. You will still own the same shares in the same Fund(s). If the New Agreement is approved, MetLife Investment Management will continue to serve as the Funds’ investment adviser, and none of the Funds’ other service providers will change in connection with the Transaction. Under the New Agreement, MetLife Investment Management will provide the same advisory services to the Funds on substantially the same terms as MFIM and MIIM provided such services under the Prior Agreements. The advisory fee rates paid by the Funds to MFIM and MIIM under the Prior Agreements will remain unchanged under the New Agreement. If the New Agreement is approved, the Mesirow High Yield Fund and Mesirow Small Company Fund are expected to be renamed with the MetLife name and will become part of MetLife Investment Management’s existing mutual fund offerings.

If the New Agreement is not approved by shareholders, MetLife Investment Management will continue to provide services to the Funds under the Interim Agreement until shareholders approve the New Agreement, or the Interim Agreement’s term expires or it is otherwise terminated, and the Board will consider what further action is in the best interests of the Funds and their shareholders, including resubmitting the New Agreement to shareholders for approval.

Required Vote

The purpose of this Proxy Statement is to submit the Proposal to a vote of the Funds’ Shareholders pursuant to the requirements of the 1940 Act described below. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Funds means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a “1940 Act Majority”).

Approval of the Proposal with respect to a Fund requires the affirmative vote of a 1940 Act Majority of that Fund’s shares. Shareholders of each Fund will vote separately on the Proposal. The approval of the Proposal with respect to any one Fund is not contingent upon the approval by any other Fund. If the Proposal is approved by Shareholders of one or more Funds, it will be implemented by each such Fund. If Shareholders of a Fund do not approve the Proposal for that Fund, the Board will consider such further action as it deems in the best interests of Shareholders of that Fund, which may include resubmitting the Proposal to Shareholders of that Fund for approval or liquidation of the Fund.

Description of the Material Terms of the Prior Agreements, the New Agreement, and the Interim Agreement

•	Material Terms of the Prior Agreements and the New Agreement

The Prior Agreements, dated November 16, 2018, with respect to MFIM, and September 14, 2022, with respect to MIIM, were most recently renewed by the Board for a term of one year on September 11, 2024. The Prior Agreements were approved by each Fund’s initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective upon approval by the Funds’ Shareholders. The terms of the New Agreement are substantially similar to the terms of the Prior Agreements, except with respect to the date. Set forth below is a summary of material terms of the New Agreement. The New Agreement is included as Exhibit A(i). Although the summary of material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Exhibit A(i), Shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Agreements and the New Agreement are the same. The annualized advisory fee rate paid to MetLife Investment Management by the Trust will remain at 0.55% of the Mesirow High Yield Fund’s average daily net assets and 0.75% of the Mesirow Small Company Fund’s average daily net assets. In addition, the Funds’ operating expenses are not expected to increase as a result of the Transaction or entering into the New Agreement.

The New Agreement would require MetLife Investment Management to provide substantially the same services as MFIM and MIIM provided under the Prior Agreements. MetLife Investment Management shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds’ assets consistent with the investment objectives and policies of the Funds.

The New Agreement has the same duration and termination provisions as the Prior Agreements. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Funds. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Funds, upon the affirmative vote of a majority of the outstanding voting securities of the Funds. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by MetLife Investment Management, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Agreement subjects MetLife Investment Management to the same standard of care and liability to which it was subject under the Prior Agreements.

•	Information on Investment Advisory Fees Paid

The following table shows: (i) the respective dollar amount of fees payable to MFIM and MIIM by the Funds pursuant to the Prior Agreements; (ii) the respective dollar amount waived by MFIM and MIIM pursuant to contractual fee waiver agreements in place for the Funds (the “Prior Fee Waiver Agreements”); and (iii) the respective dollar amount of net advisory fees paid to MFIM and MIIM by the Funds, each for the most recent fiscal year ended September 30, 2024:

Fund Name	Contractual Advisory Fees	Advisory Fees Waived	Net Advisory Fees Paid
Mesirow High Yield Fund	$631,469	$383,283	$248,186
Mesirow Small Company Fund	$215,050	$215,050	$0

MetLife Investment Management has entered into a new Fee Waiver Agreement (the “New Fee Waiver Agreement”) effective upon the Closing that has substantially identical terms as the Prior Fee Waiver Agreement. The New Fee Waiver agreement will continue in effect until February 28, 2026, at which point the New Fee Waiver Agreement will renew automatically unless terminated in accordance with its terms.

•	The Interim Agreements

At the Board Meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between the Trust, on behalf of each Fund, and MetLife Investment Management (each an “Interim Agreement” and collectively, the “Interim Agreements”). Each Interim Agreement took effect on the Closing Date and will continue in effect for a term ending on the earlier of 150 days from the Closing Date or when Shareholders of the Funds approve the New Agreement. The terms of the Interim Agreements are substantially the same as those of the Prior Agreements.

Information about MetLife Investment Management

MetLife Investment Management, LLC (“MetLife Investment Management”), a Delaware limited liability company, with its principal place of business is located at One MetLife Way, Whippany, New Jersey 07981, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. MetLife Investment Management is a subsidiary of MetLife, Inc., a publicly held company. There are no 25% or greater shareholders of MetLife, Inc. As of September 30, 2024, MetLife Investment Management had approximately $609.3 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of MetLife Investment Management. The address of each such individual is One MetLife Way, Whippany, New Jersey 07981.

Name	Position Held with MetLife Investment Management
Jude Driscoll	President
Joseph Pollaro	Chief Operating Officer
Michael Yick	Treasurer and Chief Financial Officer

No officers or directors of the Trust hold positions with MetLife Investment Management.

MetLife Investment Management does not serve as an investment adviser to any other fund having a similar investment objective to either Fund.

Board Considerations in Approving the New Agreement

In preparation for the Board Meeting, the Trustees requested that MetLife Investment Management, MFIM and MIIM furnish information necessary to evaluate the terms of the New Agreement. The Trustees used this information, as well as other information that other service providers of the Funds submitted to the Board in connection with the Board Meeting and other meetings held in connection with and since the most recent renewal of the Prior Agreements, to help them decide whether to approve the New Agreement for an initial two-year term. In recognition of the fact that the Transaction was in progress and had not been consummated at the time of the Board Meeting and that the Board was being asked to approve MetLife Investment Management as it was expected to exist after the consummation of the Transaction, the materials provided by MetLife Investment Management addressed both MetLife Investment Management as it existed at the time of the Board Meeting and MetLife Investment Management as it was expected to exist after the consummation of the Transaction.

Specifically, the Board requested and received written materials from MetLife Investment Management, MFIM and MIIM regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that MetLife Investment Management, MFIM and MIIM were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by MetLife Investment Management under the New Agreement; (iii) MetLife Investment Management’s operations and financial condition; (iv) the proposed advisory fee to be paid to MetLife Investment Management under the New Agreement; (v) MetLife Investment Management’s compliance program; (vi) any potential benefits and detriments or limitations, including any potential material conflicts of interest; and (vii) MetLife Investment Management’s investment management personnel.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by MetLife Investment Management and other service providers of the Funds, approved the New Agreement. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and MetLife Investment Management. In considering the approval of the New Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by MetLife Investment Management; (ii) the investment performance of the Funds; and (iii) the fee to be paid to MetLife Investment Management under the New Agreement, as discussed in further detail below. In addition, the Board, in considering the New Agreement in the context of the Transaction, relied upon representations from MetLife Investment Management that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by MetLife Investment Management that are discussed below; (ii) MetLife Investment Management did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

Nature, Extent and Quality of Services Provided by MetLife Investment Management

In considering the nature, extent and quality of the services to be provided by MetLife Investment Management, the Board reviewed the portfolio management services to be provided by MetLife Investment Management to the Funds, including the quality of the continuing portfolio management personnel, the resources available to MetLife Investment Management after the consummation of the Transaction and MetLife Investment Management’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New Agreement, and noted that the New Agreement has the same advisory fees as, and does not materially differ from, the Prior Agreements. The Trustees also reviewed MetLife Investment Management’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (Form ADV) for MetLife Investment Management also was available to the Board. The Trustees also considered other services to be provided to the Funds by MetLife Investment Management such as monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by MetLife Investment Management under the New Agreement would be satisfactory.

Costs of Advisory Services

With respect to the cost of advisory services, the Board considered that the investment advisory fees payable to MetLife Investment Management under the New Agreement are the same as the investment advisory fees payable to MFIM and MIIM under the Prior Agreements, and that in connection with its recent consideration of the continuation of the Prior Agreements, the Board had recently reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Board concluded, within the context of its full deliberations, that the advisory fees payable to MetLife Investment Management under the New Agreement were reasonable in light of the nature and quality of the services expected to be rendered by MetLife Investment Management. The Board also considered MetLife Investment Management’s commitment to managing the Funds and its willingness to enter into an expense limitation and fee waiver arrangement with the Funds.

Investment Performance, Profitability and Economies of Scale

In considering the investment performance of the Funds, the Board noted that, in connection with its recent consideration of the continuation of the Prior Agreements, the Board had recently reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time, which indicated that (i) the High Yield Fund’s performance trailed its benchmark and peer group over short-term periods reported but outperformed its benchmark during longer-term reported periods, and (ii) the Small Company Fund outperformed its benchmark and peer group or trailed its benchmark and peer group during certain reported periods. The Board determined that the Funds’ performance was satisfactory, or, where a Fund’s performance was below its benchmark and/or peer group, the Board was satisfied by the reasons for the underperformance and/or the steps taken in an effort to improve the performance of the Fund. The Board considered the consistency of the portfolio managers’ management of the Funds with their investment objectives, strategies and limitations. The Board considered that the same portfolio managers will continue to manage the Funds consistent with the same investment objectives, strategies and limitations following their move from MFIM and MIIM to MetLife Investment Management. After reviewing and discussing the investment performance of the Funds, the experience of the portfolio managers in managing the Funds, the Funds’ historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Funds and their portfolio managers was and should continue to be satisfactory.

Conclusion

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s approval of the New Agreement at the Board Meeting. The Board concluded, in the exercise of its reasonable judgment, that the terms of the New Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by MetLife Investment Management to the Funds and that the appointment of MetLife Investment Management and the approval of the New Agreement would be in the best interest of the Funds and their Shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of MetLife Investment Management as investment adviser to the Funds, and (b) the New Agreement.

In evaluating the background and conclusions discussed above, Shareholders should consider:

•	In reaching its determination regarding the approval of the New Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

•	In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Funds’ administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

MetLife Investment Management or an affiliate will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

Commissions Paid to Affiliated Brokers

During the Funds’ most recently completed fiscal year ended September 30, 2024, the Fund did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of either Fund. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of any of the Fund’s outstanding shares.

Mesirow High Yield Fund

Name and Address	Class of Shares	Number of Shares	% of Class

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	7,818,750	50.21%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	2,321,024	14.91%
MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N ATTN MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Institutional	1,798,205	11.55%

Name and Address	Class of Shares	Number of Shares	% of Class
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Institutional	1,003,181	6.44%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	2,168,032	56.21%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	1,496,166	38.79%

Mesirow Small Company Fund

Name and Address	Class of Shares	Number of Shares	% of Class

MESIROW FINANCIAL HOLDINGS INC 353 N CLARK ST CHICAGO IL 60654-5439	Institutional	379,776	49.64%
RICHARD S PRICE 60 RAVINOAKS LN HIGHLAND PARK IL 60035-4118	Institutional	158,360	20.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	86,786	11.34%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	69,913	9.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	60,772	56.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor	45,311	42.14%

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report dated September 30, 2024, which covers the period from October 1, 2023 to September 30, 2024, or semi-annual report dated March 31, 2024, which covers the period from October 1, 2023 to March 31, 2024, Shareholders may call 833-637-4769 or write to the Funds at: Mesirow Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at (866) 356-7814.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Trust and representatives of MetLife Investment Management, who will not be paid for these services, and representatives of EQ Fund Solutions (“EQ”), who will be paid for these services. The anticipated costs of EQ’s services and related costs are $31,180. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by MetLife Investment Management or an affiliate, not the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Funds holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Funds as of the Record Date constitutes a quorum for the transaction of business at the Meeting.

Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

The presence at the Meeting of any broker non-votes is not anticipated. Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal. A broker non-vote occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered “non-routine” for purposes of determining broker-non-votes. Therefore, because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are not expected to be any broker non-votes at the Meeting. Therefore, if you do not provide voting instructions to your broker of record, your shares will not be considered present at the Meeting for purposes of determining whether a quorum is present or for any other purpose. This could make achieving quorum more difficult.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. MetLife Investment Management or an affiliate will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

EXHIBIT INDEX

Exhibit No.	Exhibit
(A)	(i) Investment Advisory Agreement, dated September 15, 2017
(ii) Amendment to the Investment Advisory Agreement, dated July 1, 2019
(iii) Amended and Restated Schedule A to the Investment Advisory Agreement dated September 15, 2017, as amended July 1, 2019

EXHIBIT A(i)

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this 15th day of September, 2017 by and between THE ADVISORS’ INNER CIRCLE FUND III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and LOGAN CIRCLE PARTNERS, L.P. (the “Adviser”), a Pennsylvania limited partnership with its principal place of business at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)       DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what investment instruments shall be purchased for the Funds, what investment instruments shall be held or sold by the Funds and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form NI A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and TO the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of each Fund’s assets or to otherwise exercise its right to control the overall management of each Fund.

(b)       COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio investment instruments and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)       PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Funds’ custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Funds). The Adviser may also instruct the Funds’ custodian and/or broker(s) to provide reports of holdings in the portfolio of the Funds. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds’ custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of each Fund and its shareholders.

Unless the Adviser otherwise agrees in writing, the Adviser will not advise or take any action on behalf of the Funds in any contemplated or actual legal proceedings, including but not limited to bankruptcies, tax reclaims or class actions (including the filing of proofs of claim), and the Adviser will not be responsible for determining a Fund’s eligibility to participate in any such proceeding with respect to any securities or other instruments held or formerly held in the Fund, or for taking any action in connection with such proceeding, and the Trust expressly reserves this authority for itself.

(d)       RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided Records shall be available to the Board during business hours upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without undue delay during any day the Trust is open for business or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31 a-I under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”).

(e)       HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any investment instrument held by a Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations arc not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(f)       COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Funds as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (1) copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust’s Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code, whether or not such violation relates to an investment instrument held by a Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)       NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust’s chief compliance officer promptly upon detection of (i) any material failure to manage a Fund in accordance with its investment limitations as set forth in the Fund’s Statement of Additional Information, as amended from time to time (the “Investment Limitations”) or any applicable law; or (ii) any material breach of any of the Investment Limitations or the Adviser’s policies and procedures that pertain to a Fund. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)       BOARD AND FILINGS INFORMATION. The Adviser will provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)       TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)       PRINCIPAL TRANSACTIONS. In connection with purchases or sales of investment instruments for the account of the Funds, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)       PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities or other investments for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Funds the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized TO place orders for the purchase and sale of securities or other investments for the Funds with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)       AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)       AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in each Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Funds for these services in addition to the Adviser’s fees for services under this Agreement.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Funds.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)       PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)       ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part 11, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)       FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed, and will in the future review, each Fund’s Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Funds (collectively the “Disclosure Documents”) that are provided to the Adviser for review. Adviser represents and warrants that it will review such Disclosure Documents to ensure they contain no untrue statement of any material fact related to the Adviser and its investment strategy and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements related to the Adviser and its investment strategy therein not misleading.

(d)       USE OF THE NAME “LOGAN CIRCLE PARTNERS”. The Adviser has the right to use the name “Logan Circle Partners” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Logan Circle Partners” in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Logan Circle Partners.”

(e)       INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)       NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of investment instruments for the Funds, and that all selections shall be done in accordance with what is in the best interest of the Funds.

(g)       CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with a Fund, consistent with its fiduciary duties under applicable law.

(h)       Binding and Enforceable. Each party hereto represents and warrants that this Agreement is binding upon it and enforceable in accordance with its terms except insofar as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors’ rights or general principles of equity.

(i)       Each party hereto represents and warrants that it has complied with and will continue to comply with all laws, rules and regulations or court and governmental orders by which it is bound or to which it is subject in connection with the execution and performance of this Agreement.

(j)       Each party hereto represents and warrants has and will continue to have all governmental, regulatory, self-regulatory and exchange licences, registrations, memberships, and approvals required to discharge its obligations under this Agreement.

(k)       REPRESENTATIONS. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAME “LOGAN CIRCLE PARTNERS”. For the duration of this Agreement, the Adviser grants to the Trust a limited, non-exclusive, non-transferable, non-sublicensable license to use the name “Logan Circle Partners” (the “Name”) as part of the name of the Fund solely in the United States. All goodwill associated with use of the Name by the Trust in accordance with this Section 8 shall inure to the benefit of the Advisor and its affiliates, as applicable. The Trust acknowledges that the Adviser and its affiliates are the sole and exclusive owners of all rights in and to the name “Logan Circle Partners” and any logos or designs associated therewith, and the Trust agrees that it shall have no right to use the name “Logan Circle Partners” other than as expressly set forth herein. Nothing herein shall preclude or diminish in any way the rights of the Adviser or its affiliates to use the Name in any capacity whatsoever, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name and make any changes to such promotional or other materials as may be requested by the Advisor; and (b) change the name of the Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of the Fund; provided, however, that the Trust may continue to use solely as reasonably necessary beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9.	ADVISER’S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in each Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed to be an agent of the Trust or the Funds. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Funds, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Funds.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

This Agreement shall become effective as of September 16, 2017 and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)       The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)       The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)       This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of a Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d)       Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of a Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	CLIENT LIST. The Trust permits the Adviser and any sub-adviser to (i) market the Funds; and (ii) include a Fund’s performance in a composite performance presentation of similar accounts.

14.	CERTAIN DEFINITIONS. For the purposes of this Agreement:

(a)       “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)       “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.	LIABILITY OF THE ADVISER.

(a)       The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) directly related to its’ statements in each Fund’s Disclosure Documents.

(b)       The Adviser its affiliates, and its and their respective officers, directors, members, principals, shareholders, controlling persons, representatives, partners, managers, employees, agents, affiliates or assigns shall not be liable to a Fund for any loss, claims, damages, expenses or liabilities (“Losses”) except for Losses incurred by the Fund as a result of (i) any investment made by the Adviser in contravention of: (a) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; or (b) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”) and (ii) the Losses described in subsection (c) below.

(c)       The Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an “Indemnified Party”) against any and all Losses (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact made by the Adviser in any Disclosure Document or the Adviser’s omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust. The Adviser shall neither be liable to any indemnified Party for any Loss suffered as a consequence of any action or inaction of any administrator, custodian or transfer agent appointed by the Funds. To the extent permitted by applicable the law, the Adviser shall not be liable for indirect, special, incidental, punitive or consequential Losses.

16.	ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	CHANGE IN THE ADVISER’S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

19.	JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

21.	COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.	SUB-SERVICES AGREEMENTS. The Sub-Adviser may enter into agreements with one or more of its affiliates to provide non-discretionary services for a Fund without notice to or consent from the Fund or Adviser. The Sub-Adviser shall be responsible for all activities carried out by such affiliates with respect to the Fund under such sub-services agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

THE ADVISORS' INNER CIRCLE FUND III, on behalf of the

Funds listed on Schedule A

By: /s/ Lisa K. Whittaker
Name: Lisa K. Whittaker
Title: VP & Assistant Secretary

LOGAN CIRCLE PARTNERS, L.P.

By: /s/ Jude Driscoll
Name: Jude Driscoll
Title: Chief Executive Officer

SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT,

dated September 15, 2017 between

THE ADVISORS’ INNER CIRCLE FUND III

and

METLIFE INVESTMENT MANAGEMENT, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of each of the Fund in accordance with the following fee schedule:

Fund	Rate
Core Plus Fund	0.40%
Multi-Sector Fixed Income Fund	0.55%

EXHIBIT A(ii)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT to the Investment Advisory Agreement (this “Amendment”) is entered into effective the 1st day of July, 2019 (“Amendment Effective Date”) by and between The Advisors’ Inner Circle Fund III (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and MetLife Investment Management, LLC (the “Adviser”), a limited liability company organized under the laws of Delaware with its principal place of business located at One MetLife Way, Whippany, NJ 0798.

WHEREAS, the Trust and the Logan Circle Partners, L.P. (“Logan Circle”) entered into an Investment Advisory Agreement dated as of the 15th day of September, 2017 (the “Effective Date”), pursuant to which the Adviser agreed to act as investment adviser to certain funds of the Trust as set forth in Schedule A of the Agreement (the “Agreement”);

WHEREAS, upon the consummation of the statutory merger (the “Transaction”) on or about July 1, 2019 of Logan Circle with and into its affiliate, MetLife Investment Advisors, LLC (“MLIA”), the current Agreement transfers to MLIA;

WHEREAS, the Transaction does not constitute an “assignment,” as defined in the 1940 Act or the Investment Advisers Act of 1940;

WHEREAS, upon the consummation of the statutory merger of Logan Circle into MLIA, MLIA will be renamed “MetLife Investment Management, LLC;” and

WHEREAS, the Trust and the Adviser desire to effectuate the following changes to the Agreement, more fully outlined herein.

NOW THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1)	Defined Terms. Except as specifically set forth herein, defined terms used herein shall have their respective meanings as set forth in the Agreement.
2)	The Adviser. All references to “Logan Circle Partners, L.P.” in the Agreement are hereby deleted and replaced with “MetLife Investment Management, LLC.
3)	Section 7 – Representations, Warranties and Covenants. Sub-section (d) of Section 7 of the Agreement is hereby deleted in its entirety and replaced with the following:

(d) Use of the Name “MetLife Investment Management”. The Adviser has the right to use the name “MetLife Investment Management” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “MetLife Investment Management” in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “MetLife Investment Management

4)	Section 8 – The Name “Logan Circle Partners. Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

8.       Service Mark License.

(a)	Adviser grants to the Trust a nonexclusive, nontransferable license to the marks listed in Exhibit A to this Agreement with respect to the Trust and the Funds (each, a "Mark" and collectively, the "Marks") and under any relevant registrations the Adviser may obtain or may have obtained for the Marks, to use the Marks as part of the name of the Trust or the Funds, without the right to sublicense, subject to the terms and conditions herein.

(b)	The Trust agrees that nothing in this Agreement shall give the Trust any right, title or interest in the Marks other than the right to use the Marks in accordance with this Agreement or as Adviser approves, and the Trust agrees that it will not attack the validity of the Marks or the title of the Adviser to the Marks.

(c)	The Trust shall not use, apply for the registration of, or cause the filing of an application for the registration, anywhere in the world, of a service mark or trademark that is identical to or significantly and confusingly similar to either of the Marks.

(d)	The Trust agrees that the nature and quality of all goods and/or services the Trust renders in connection with the Marks, as well as all advertising, labeling, promotional materials, publicity and other items, in any medium, with which the Trust uses the Marks, shall conform to all commercially acceptable standards for such good and/or services.

(e)	The Trust agrees to cooperate with the Adviser in facilitating the Adviser's control of the nature and quality of all goods and/or services, advertising, promotional materials, publicity and other items with which the Trust and the Funds uses the Marks, to permit reasonable inspection of the Trust's operations upon prior written notice of such inspection (any such inspection to be at the sole expense of the Adviser, which shall take place during normal business hours of the Trust), and to supply the Adviser with specimens of the Trust's use of the Marks upon written request.

(f)	The Trust agrees to use the Marks only in the form and manner and with appropriate legends as the Adviser prescribes from time to time, and not to use any other service mark or trademark in combination with the Marks without prior written approval of the Adviser. The Trust shall not create any new marks based on or derived from the Marks. Notwithstanding the foregoing, Exhibit B to this Amendment includes samples of formats featuring the Marks in combination with other marks that are hereby pre-approved by Adviser for use under this Agreement. The Trust may use the Marks in formats substantially similar to the samples in Exhibit B in connection with industry conferences, trust boards and regulatory purposes. For the purposes of this sub-section (f), (i) substantially similar means that the appearance of the Marks in Exhibit B remain the same and that the spacing between the Marks and third party marks remain in the same proportion, and (ii) changes to the formats presented in Exhibit B that only effect the appearance of third party marks are not considered substantial and do not require further approval from Adviser. To the extent the Trust desires to use the Marks in combination with other marks on materials that are not substantially similar to the formats in Exhibit B or wishes to the use the Marks in new formats or ways, the Trust shall submit to Advisor any material using the Marks for prior review and written approval (which approval shall be in Adviser's sole discretion).

(g)	The Trust agrees to notify the Adviser of any unauthorized use of the Marks by others as it comes to the Trust's attention, within a commercially reasonable period of time after such discovery of the apparent unauthorized use. The Adviser shall have the sole discretion and right to bring infringement or unfair competition proceedings involving the Marks and any such infringement proceeding shall be solely at the Adviser's expense, provided however that Trust shall render all reasonable assistance in any such proceedings as determined in the Trust's sole discretion.

(h)	In addition to any other basis for termination set forth herein, the Adviser shall have the right to terminate this license to use the Marks upon ninety days written notice to the Trust in the event of any affirmative act of insolvency by the Trust, or upon the appointment of any receiver or trustee to take possession of the properties of the Trust, or upon the consolidation, merger, or any sequestration by governmental authority of the Trust, or upon material breach of any of the material provisions of this Agreement by the Trust. Notice of any such termination shall be provided to the Trust in accordance with Section 12 of the Agreement.

(i)	Upon termination of this Agreement, the Trust shall discontinue all use of the Marks in a commercially expedient manner, including use of the Marks as part of the name of the Trust and the Funds, and destroy all printed materials bearing the Marks (except to the extent that law or regulation requires the Trust not to destroy them). The Trust agrees that upon termination, all rights in the Marks and the goodwill connected therewith shall remain the property of the Adviser.

(j)	The expiration of the Trust's right to use the Marks upon termination shall not entitle the Trust to compensation or damages of any description. Adviser shall provide the Trust notice of any such expiration of its rights to use the Marks, and shall provide Trust with reasonable assistance in the determination of any course of action required for the Trust and the Funds with respect to such expiration of the rights to use the Marks.

5)	Ratification of Agreement. Except as expressly amended and provided herein, all of the terms, conditions and provisions of the Agreement are hereby ratified and confirmed to be of full force and effect, and shall continue in full force and effect.

6)	Counterparts. This Amendment may be executed in two or more counterparts, all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Amendment shall be deemed executed by both parties when any one or more counterparts hereof or thereof, individually or taken together, bears the original or facsimile signatures of each of the parties.

7)	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any conflict of laws or choice of laws rules or principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the day and year first above written.

THE ADVISORS' INNER CIRCLE FUND III

Funds listed on Schedule A

By: /s/ Michael Beattie

Title: President

Date: July 1, 2019

METLIFE INVESTMENT MANAGEMENT, LLC

By: /s/ Stephen J. Goulart

Title: EVP

Date: July 1, 2019

EXHIBIT A

MetLife Investment Management,

MetLife Core Plus Fund

MetLife Multi-Sector Fund

EXHIBIT B

[Redacted]

EXHIBIT A(iii)

AMENDED AND RESTATED SCHEDULE A

dated ___________, 2025

to the

INVESTMENT ADVISORY AGREEMENT,

dated September 15, 2017, as amended July 1, 2019, between

THE ADVISORS’ INNER CIRCLE FUND III

and

METLIFE INVESTMENT MANAGEMENT, LLC

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of each of the Funds in accordance with the following fee schedule:

Fund	Rate
MetLife Core Plus Fund	0.40%
MetLife Multi-Sector Fixed Income Fund	0.55%
Mesirow High Yield Fund	0.55%
Mesirow Small Company Fund	0.75%

ACKNOWLEDGED AND ACCEPTED BY:

THE ADVISORS’ INNER CIRCLE FUND III

By:
Name:
Title

METLIFE INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Fund Logo Here

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

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Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

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Mail your signed and voted proxy back in the postage paid envelope provided.

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Fund Name Here

A series of THE ADVISORS' INNER CIRCLE FUND III

The undersigned hereby appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all common shares of Fund Name (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held as a telephone conference call meeting at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, on May 19, 2025 at 11:00 a.m. Eastern Time, and at any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on May 19, 2025. The proxy material for the Meeting is available at: *https://vote.proxyonline.com/mesirow/docs/2025mtg.pdf*

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call 866-356-7814 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROXY CARD

Fund Name Here

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Annual Meeting.

The Board of Trustees of the Fund (the "Board"), including the Independent Trustees, recommends that you vote FOR approval of the nominees.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. to approve a new investment advisory agreement (the "New Agreement") between the Trust, on behalf of the Funds, and MetLife Investment Management, LLC.	O	O	O

Mail ID: CUSIP: